Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
				January-04	February-04	March-04	April-04	May-04	June-04

A. SUMMARY
	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
Class A-1 Notes	240,000,000.00	—	—	—	—	—	—	—	—
Class A-2 Notes	405,000,000.00	—	—	45,751,661.00	49,142,615.00	42,448,440.69	—	—	—
Class A-3 Notes	545,000,000.00	393,231,139.87	0.7215250	—	—	13,735,561.31	57,893,593.85	41,209,411.55	38,930,293.42
Class A-4 Notes	310,000,000.00	310,000,000.00	1.0000000	—	—	—	—	—	—
Certificates	130,434,783.00	130,434,783.00	1.0000000	—	—	—	—	—	—

Total	$1,630,434,783.00	$833,665,922.87		$45,751,661.00	$49,142,615.00	$56,184,002.00	$57,893,593.85	$41,209,411.55	$38,930,293.42

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment
Class A-1 Notes			1.3850%	—	—	—	—	—	—
Class A-2 Notes			1.7700%	202,580.51	135,096.81	62,611.45	—	—	—
Class A-3 Notes			2.3600%	1,071,833.33	1,071,833.33	1,071,833.33	1,044,820.06	930,962.66	849,917.49
Class A-4 Notes			2.7500%	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67

Total				1,984,830.51	1,917,346.81	1,844,861.45	1,755,236.73	1,641,379.33	1,560,334.15

B. COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				26,684,532.40	21,393,284.87	20,627,401.60	22,958,494.80	17,417,547.77	15,748,304.68
Sales Proceeds — Early Terminations				18,154,561.00	18,713,905.00	18,103,468.00	17,024,244.53	15,386,661.31	11,501,075.68
Sales Proceeds — Scheduled Terminations				7,037,186.00	9,847,488.00	18,116,433.00	20,125,583.99	12,005,853.40	14,645,347.04
Security Deposits for Terminated Accounts				181,700.00	222,775.00	292,476.00	260,349.00	196,674.00	196,825.00
Excess Wear and Tear Received				85,940.96	85,279.49	105,766.89	60,312.77	99,265.33	89,263.74
Excess Mileage Charges Received				156,447.51	183,531.35	240,402.39	148,142.24	205,675.21	151,028.01
Other Recoveries Received				76,177.26	1,648,544.21	906,417.00	1,756,158.30	745,438.49	724,653.14

Subtotal: Total Collections				52,376,545.13	52,094,807.92	58,392,364.88	62,333,285.63	46,057,115.51	43,056,497.29

Repurchase Payments				—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—
Investment Earnings on Collection Account				—	—	—	—	—	13,997.14

Total Available Funds, prior to Servicer Advances				52,376,545.13	52,094,807.92	58,392,364.88	62,333,285.63	46,057,115.51	43,070,494.43

Servicer Advance				—	—	498,067.92	—	—	—

Total Available Funds				52,376,545.13	52,094,807.92	58,890,432.80	62,333,285.63	46,057,115.51	43,070,494.43

C. DISTRIBUTIONS

Payment Date Advance Reimbursement				246,627.45	—	—	498,067.92	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—
Servicing Fee Due in Current Period				935,647.92	897,521.53	856,569.35	809,749.35	761,504.69	727,163.51
Servicing Fee Shortfall				—	—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall				—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				202,580.51	135,096.81	62,611.45	—	—	—
Interest Due in Current Period Class A-3 Notes				1,071,833.33	1,071,833.33	1,071,833.33	1,044,820.06	930,962.66	849,917.49
Interest Due in Current Period Class A-4 Notes				710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—	—
Principal Paid to Noteholders				45,751,661.00	49,142,615.00	56,184,002.00	57,893,593.85	41,209,411.55	38,930,293.42
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—

Remaining Available Funds				3,452,778.26	132,324.58	—	1,371,637.78	2,439,819.94	1,847,703.34

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
D. CALCULATIONS	January-04	February-04	March-04	April-04	May-04	June-04

Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	15,930,777.00	14,462,350.00	14,349,879.00	17,038,321.66	12,506,891.84	11,361,731.38
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	29,820,884.00	34,680,265.00	41,834,123.00	40,855,272.19	28,702,519.71	27,568,562.04
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	45,751,661.00	49,142,615.00	56,184,002.00	57,893,593.85	41,209,411.55	38,930,293.42

Remaining Available Funds (Item 40)	49,204,439.26	49,274,939.58	56,184,002.00	59,265,231.63	43,649,231.49	40,777,996.76
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	45,751,661.00	49,142,615.00	56,184,002.00	57,893,593.85	41,209,411.55	38,930,293.42

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	52,376,545.13	52,094,807.92	58,392,364.88	62,333,285.63	46,057,115.51	43,070,494.43
Less: Payment Date Advance Reimbursement (Item 71)	246,627.45	—	—	498,067.92	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	935,647.92	897,521.53	856,569.35	809,749.35	761,504.69	727,163.51
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders (Item 39)	1,984,830.51	1,917,346.81	1,844,861.45	1,755,236.73	1,641,379.33	1,560,334.15

Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	49,204,439.26	49,274,939.58	55,685,934.08	59,265,231.63	43,649,231.49	40,777,996.76
Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	N/A	1,551,027.48	N/A	N/A	N/A

Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	—	498,067.92	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	246,627.45	—	—	498,067.92	0.00	0.00
Payment Date Advance Reimbursement	246,627.45	—	—	498,067.92	—	—
Additional Payment Advances for current period	—	—	498,067.92	—	—	—

Ending Balance of Payment Advance	—	—	498,067.92	0.00	0.00	0.00

E. RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30
Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74

Beginning Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30
Plus: Net Investment Income for the Collection Period	51,514.52	47,497.25	50,272.33	48,602.69	50,792.83	51,358.73

Subtotal: Reserve Fund Available for Distribution	64,268,905.82	64,264,888.55	64,267,663.63	64,265,993.99	64,268,184.13	64,268,750.03
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—

Subtotal Reserve Account Balance	64,268,905.82	64,264,888.55	64,267,663.63	64,265,993.99	64,268,184.13	64,268,750.03
Less: Excess Reserve Account Funds to Transferor	51,514.52	47,497.25	50,272.33	48,602.69	50,792.83	51,358.73

Equals: Ending Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30

Current Period Net Residual Losses:
Aggregate Securitization Value for Scheduled Terminated Units	8,652,119.00	12,607,606.00	21,652,688.00	22,365,537.03	13,081,321.50	16,042,834.48
Less: Aggregate Sales Proceeds for Scheduled Terminated Units*	(7,096,336.00)	(11,378,714.53)	(19,179,127.89)	(21,338,427.05)	(12,518,160.09)	(15,152,200.98)
Less: Excess Wear and Tear Received	(85,940.96)	(85,279.49)	(105,766.89)	(60,312.77)	(99,265.33)	(89,263.74)
Less: Excess Mileage Received	(156,447.51)	(183,531.35)	(240,402.39)	(148,142.24)	(205,675.21)	(151,028.01)

Current Period Net Residual Losses/(Gains)*	1,313,394.53	960,080.63	2,127,390.83	818,654.97	258,220.87	650,341.75

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	2,282,974.89	3,596,369.42	4,556,450.05	6,683,840.88	7,502,495.85	7,760,716.72
Current Period Net Residual Losses (Item 91)	1,313,394.53	960,080.63	2,127,390.83	818,654.97	258,220.87	650,341.75

Ending Cumulative Net Residual Losses*	3,596,369.42	4,556,450.05	6,683,840.88	7,502,495.85	7,760,716.72	8,411,058.47

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value*	0.22%	0.28%	0.41%	0.46%	0.48%	0.52%

*Aggregate Sales Proceeds for Scheduled Terminated Units, Current Period and Cumulative Net Residual Losses, and the Cumulative Net Residual Loss % of Aggregate Initial Securitization Value reflect revisions to the calculation of Sales Proceeds Recoveries.

Aggregate Sales Proceeds for Scheduled Terminated Units (As Reported)	(7,096,336.00)	(11,366,667.15)	(19,149,920.00)	(21,160,930.85)	(12,533,640.32)	(15,130,291.84)
Aggregate Sales Proceeds for Scheduled Terminated Units (Revised)	(7,096,336.00)	(11,378,714.53)	(19,179,127.89)	(21,338,427.05)	(12,518,160.09)	(15,152,200.98)

Current Period Net Residual Losses/Gains (As Reported)	1,313,394.53	972,128.01	2,156,598.72	996,151.17	242,740.64	672,250.89
Current Period Net Residual Losses/Gains (Revised)	1,313,394.53	960,080.63	2,127,390.83	818,654.97	258,220.87	650,341.75

Ending Cumulative Net Residual Losses (As Reported)	3,596,369.42	4,568,497.43	6,725,096.15	7,721,247.32	7,963,987.96	8,636,238.85
Ending Cumulative Net Residual Losses (Revised)	3,596,369.42	4,556,450.05	6,683,840.88	7,502,495.85	7,760,716.72	8,411,058.47

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value (As Reported)	0.22%	0.28%	0.41%	0.47%	0.49%	0.53%
Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value (Revised)	0.22%	0.28%	0.41%	0.46%	0.48%	0.52%

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
F. POOL STATISTICS	Initial	January-04	February-04	March-04	April-04	May-04	June-04

Collateral Pool Balance Data
Aggregate Securitization Value	1,630,434,784	1,077,025,840	1,027,883,225	971,699,223	913,805,629	872,596,218	833,665,924
Number of Current Contracts	80,341	64,984	62,716	59,888	57,130	55,166	53,242
Weighted Average Lease Rate	6.50%	6.41%	6.39%	6.36%	6.32%	6.30%	6.28%
Average Remaining Term	29.38	13.66	13.09	12.54	11.75	11.07	10.43
Average Original Term	42.19	42.59	42.73	42.88	42.99	43.06	43.14

Pool Balance (Securitization Value) — Beginning of Period		1,122,777,501	1,077,025,840	1,027,883,225	971,699,223	913,805,629	872,596,218
Depreciation/Payments		(15,930,777)	(14,462,350)	(14,349,879)	(17,038,322)	(12,506,892)	(11,361,731)
Early Terminations		(21,168,765)	(22,072,659)	(20,181,435)	(18,489,735)	(15,621,198)	(11,525,728)
Scheduled Terminations		(8,652,119)	(12,607,606)	(21,652,688)	(22,365,537)	(13,081,322)	(16,042,834)
Repurchase/Reallocation		—	—	—	—	—	—

Pool Balance — End of Period		1,077,025,840	1,027,883,225	971,699,223	913,805,629	872,596,218	833,665,924

Delinquencies Aging Profile — End of Period Securitization Value
Current		1,059,262,341	1,013,379,709	959,473,198	903,301,314	861,492,034	820,643,239
31 - 90 Days Delinquent		14,329,080	10,918,998	8,910,518	8,829,645	9,402,762	11,168,037
90+ Days Delinquent		3,434,419	3,584,518	3,315,507	1,674,670	1,701,422	1,854,649

Total		1,077,025,840	1,027,883,225	971,699,223	913,805,629	872,596,218	833,665,925

Credit Losses:
Aggregate Securitization Value on charged-off units		899,724	1,102,466	956,494	2,046,465	700,869	649,976
Aggregate Liquidation Proceeds on charged-off units		(312,676)	(562,073)	(502,214)	(992,730)	(322,988)	(392,987)
Recoveries on charged-off units		(15,796)	(238,148)	(41,787)	(174,615)	(153,233)	(125,435)

Current Period Aggregate Net Credit Losses/(Gains)		571,252	302,246	412,493	879,120	224,648	131,554

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		4,645,062	5,216,314	5,518,560	5,931,053	6,810,173	7,034,821
Current Period Net Credit Losses (Item 120)		571,252	302,246	412,493	879,120	224,648	131,554

Ending Cumulative Net Residual Losses		5,216,314	5,518,560	5,931,053	6,810,173	7,034,821	7,166,375

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.32%	0.34%	0.36%	0.42%	0.43%	0.44%

3

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
				July-04	August-04	September-04	October-04	November-04	December-04	TOTALS

A. SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
Class A-1 Notes	240,000,000.00		—	—	—	—	—	—	—	—
Class A-2 Notes	405,000,000.00		—	—	—	—	—	—	—	137,342,716.69
Class A-3 Notes	545,000,000.00	122,623,315.51	0.2249969	55,907,619.35	46,952,127.97	39,194,240.58	51,831,084.06	38,802,134.43	37,920,617.97	422,376,684.49
Class A-4 Notes	310,000,000.00	310,000,000.00	1.0000000	—	—	—	—	—	—	—
Certificates	130,434,783.00	130,434,783.00	1.0000000	—	—	—	—	—	—	—

Total	$1,630,434,783.00	$563,058,098.51		$55,907,619.35	$46,952,127.97	$39,194,240.58	$51,831,084.06	$38,802,134.43	$37,920,617.97	$559,719,401.18

			Coupon Rate	Interest Payment	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Payment

Class A-1 Notes			1.3850%	—	—	—	—	—	—	—
Class A-2 Notes			1.7700%	—	—	—	—	—	—	400,288.76
Class A-3 Notes			2.3600%	773,354.58	663,402.92	571,063.74	493,981.73	392,047.27	315,736.40	9,250,786.85
Class A-4 Notes			2.7500%	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	8,525,000.00

Total				1,483,771.24	1,373,819.59	1,281,480.41	1,204,398.40	1,102,463.93	1,026,153.07	18,176,075.61

B. COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				19,789,693.67	13,951,559.23	13,885,371.80	16,551,934.01	11,798,360.14	11,447,975.32	212,254,460.29
Sales Proceeds — Early Terminations				16,372,762.86	14,986,718.62	11,016,842.20	14,129,092.70	10,347,612.63	11,136,145.02	176,873,089.55
Sales Proceeds — Scheduled Terminations				23,091,230.24	19,831,019.63	15,691,553.11	20,061,459.58	16,271,984.14	14,350,658.85	191,075,796.98
Security Deposits for Terminated Accounts				256,825.00	221,211.35	179,375.00	201,375.00	205,600.00	169,525.00	2,584,710.35
Excess Wear and Tear Received				116,147.47	99,865.31	132,413.49	151,319.54	118,085.22	143,185.07	1,286,845.28
Excess Mileage Charges Received				203,848.44	176,499.38	245,414.39	234,526.84	233,719.47	181,206.20	2,360,441.43
Other Recoveries Received				1,368,336.29	951,727.01	726,578.24	1,568,484.16	1,029,637.47	903,183.48	12,405,335.05

Subtotal: Total Collections				61,198,843.97	50,218,600.53	41,877,548.23	52,898,191.83	40,004,999.07	38,331,878.94	598,840,678.93

Repurchase Payments				—	—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—	—
Investment Earnings on Collection Account				50,804.11	66,956.93	60,729.47	71,517.12	83,346.28	78,818.83	426,169.88

Total Available Funds, prior to Servicer Advances				61,249,648.08	50,285,557.46	41,938,277.70	52,969,708.95	40,088,345.35	38,410,697.77	599,266,848.81

Servicer Advance				—	—	—	647,117	1,001,521	2,043,409.38	4,190,114.60

Total Available Funds				61,249,648.08	50,285,557.46	41,938,277.70	53,616,825.74	41,089,865.86	40,454,107.15	603,456,963.41

C. DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	647,116.79	1,001,520.51	2,393,332.67
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Servicing Fee Due in Current Period				694,721.60	648,131.92	609,005.15	576,343.28	533,150.71	500,815.60	8,550,324.61
Servicing Fee Shortfall				—	—	—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	60,000.00
Administration Fee Shortfall				—	—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				—	—	—	—	—	—	400,288.76
Interest Due in Current Period Class A-3 Notes				773,354.58	663,402.92	571,063.74	493,981.73	392,047.27	315,736.40	9,250,786.85
Interest Due in Current Period Class A-4 Notes				710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	710,416.67	8,525,000.00
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—	—	—
Principal Paid to Noteholders				55,907,619.35	46,952,127.97	39,194,240.58	51,831,084.06	38,802,134.43	37,920,617.97	559,719,401.18
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—	—

Remaining Available Funds				3,158,535.89	1,306,477.98	848,551.57	—	—	—	14,557,829.34

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
		July-04	August-04	September-04	October-04	November-04	December-04	TOTALS

D.	CALCULATIONS

	Calculation of Principal Distribution Amount: (Sum of)
	a) Targeted Principal Distributable Amount:
	For Current Units: Change in Securitization Value	15,149,495.44	10,110,130.01	9,975,340.71	13,604,046.50	8,413,072.02	8,342,511.44	151,244,547.00
	For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—	—
	For All Terminated Units: Securitization Value (Beg. of Collection Period)	40,758,123.91	36,841,997.96	29,218,899.87	38,227,037.56	30,389,062.41	29,578,106.53	408,474,854.18
	For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	—	—	—	—
	b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—	—
	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—	—

	Principal Distribution Amount before Reserve Account Draw Amount	55,907,619.35	46,952,127.97	39,194,240.58	51,831,084.06	38,802,134.43	37,920,617.97	559,719,401.18

	Remaining Available Funds (Item 40)	59,066,155.24	48,258,605.95	40,042,792.15	51,831,084.06	38,802,134.43	37,920,617.97	574,277,230.52
	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—	—
	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—	—
	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—	—

	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	55,907,619.35	46,952,127.97	39,194,240.58	51,831,084.06	38,802,134.43	37,920,617.97	559,719,401.18

	Calculation of Servicer Advance:
	Available Funds, prior to Servicer Advances (Item 27)	61,249,648.08	50,285,557.46	41,938,277.70	52,969,708.95	40,088,345.35	38,410,697.77
	Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—	647,116.79	1,001,520.51
	Less: Servicing Fees Paid (Items 32, 33 and 34)	694,721.60	648,131.92	609,005.15	576,343.28	533,150.71	500,815.60
	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
	Less: Interest Paid to Noteholders (Item 39)	1,483,771.24	1,373,819.59	1,281,480.41	1,204,398.40	1,102,463.93	1,026,153.07

	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	59,066,155.24	48,258,605.95	40,042,792.15	51,183,967.27	37,800,613.92	35,877,208.59
	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	N/A	N/A	2,118,436.37	2,264,290.51	2,634,129.89

	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	—	—	647,116.79	1,001,520.51	2,043,409.38	4,190,114.60

	Reconciliation of Servicer Advance:
	Beginning Balance of Servicer Advance	0.00	0.00	0.00	0.00	647,116.79	1,001,520.51
	Payment Date Advance Reimbursement	—	—	—	—	647,116.79	1,001,520.51
	Additional Payment Advances for current period	—	—	—	647,116.79	1,001,520.51	2,043,409.38

	Ending Balance of Payment Advance	0.00	0.00	0.00	647,116.79	1,001,520.51	2,043,409.38

E.	RESERVE ACCOUNT

	Reserve Account Balances:
	Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	57,065,217.39	57,065,217.39	57,065,217.39	57,065,217.39
	Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74

	Beginning Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30	57,065,217.39	57,065,217.39	64,217,391.30
	Plus: Net Investment Income for the Collection Period	62,060.89	71,158.14	76,653.01	88,271.50	90,535.00	97,673.96	786,390.85

	Subtotal: Reserve Fund Available for Distribution	64,279,452.19	64,288,549.44	64,294,044.31	64,305,662.80	57,155,752.39	57,162,891.35	65,003,782.15
	Plus: Deposit of Excess Available Funds	—	—	—	—	—	—	—
	Less: Reserve Account Draw Amount	—	—	—	—	—	—	—

	Subtotal Reserve Account Balance	64,279,452.19	64,288,549.44	64,294,044.31	64,305,662.80	57,155,752.39	57,162,891.35	65,003,782.15
	Less: Excess Reserve Account Funds to Transferor	62,060.89	71,158.14	76,653.01	7,240,445.41	90,535.00	97,673.96	7,938,564.76

	Equals: Ending Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	57,065,217.39	57,065,217.39	57,065,217.39	57,065,217.39

	Current Period Net Residual Losses:
	Aggregate Securitization Value for Scheduled Terminated Units	24,362,009.87	21,657,138.43	18,077,948.06	23,532,339.64	19,417,079.41	17,808,283.85	219,256,905.27
	Less: Aggregate Sales Proceeds for Scheduled Terminated Units*	(23,942,610.41)	(20,501,817.97)	(16,212,230.58)	(21,212,123.16)	(17,194,420.71)	(15,133,628.27)	(200,859,797.64)
	Less: Excess Wear and Tear Received	(116,147.47)	(99,865.31)	(132,413.49)	(151,319.54)	(118,085.22)	(143,185.07)	(1,286,845.28)
	Less: Excess Mileage Received	(203,848.44)	(176,499.38)	(245,414.39)	(234,526.84)	(233,719.47)	(181,206.20)	(2,360,441.43)

	Current Period Net Residual Losses/(Gains)*	99,403.55	878,955.77	1,487,889.60	1,934,370.10	1,870,854.01	2,350,264.31	14,749,820.92

	Cumulative Net Residual Losses:
	Beginning Cumulative Net Residual Losses	8,411,058.47	8,510,462.02	9,389,417.79	10,877,307.39	12,811,677.49	14,682,531.50	2,282,974.89
	Current Period Net Residual Losses (Item 91)	99,403.55	878,955.77	1,487,889.60	1,934,370.10	1,870,854.01	2,350,264.31	14,749,820.92
	Ending Cumulative Net Residual Losses*	8,510,462.02	9,389,417.79	10,877,307.39	12,811,677.49	14,682,531.50	17,032,795.81	17,032,795.81

	Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value*	0.52%	0.58%	0.67%	0.79%	0.90%	1.04%	1.04%

*	Aggregate Sales Proceeds for Scheduled Terminated Units, Current Period and Cumulative Net Residual Losses, and the Cumulative Net Residual Loss % of Aggregate Initial Securitization Value reflect revisions to the calculation of Sales Proceeds Recoveries.

Aggregate Sales Proceeds for Scheduled Terminated Units (As Reported)		(24,045,178.72)	(20,600,928.40)	(16,296,042.59)	(21,310,328.22)	(17,216,557.87)	(15,173,640.85)	(201,080,462.81)
Aggregate Sales Proceeds for Scheduled Terminated Units (Revised)		(23,942,610.41)	(20,501,817.97)	(16,212,230.58)	(21,212,123.16)	(17,194,420.71)	(15,133,628.27)	(200,859,797.64)

Current Period Net Residual Losses/Gains (As Reported)		(3,164.76)	779,845.34	1,404,077.59	1,836,165.04	1,848,716.85	2,310,251.73	14,529,155.75
Current Period Net Residual Losses/Gains (Revised)		99,403.55	878,955.77	1,487,889.60	1,934,370.10	1,870,854.01	2,350,264.31	14,749,820.92

Ending Cumulative Net Residual Losses (As Reported)		8,633,074.09	9,412,919.43	10,816,997.02	12,653,162.06	14,501,878.91	16,812,130.64	16,812,130.64
Ending Cumulative Net Residual Losses (Revised)		8,510,462.02	9,389,417.79	10,877,307.39	12,811,677.49	14,682,531.50	17,032,795.81	17,032,795.81

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value (As Reported)		0.53%	0.58%	0.66%	0.78%	0.89%	1.03%	1.03%
Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value (Revised)		0.52%	0.58%	0.67%	0.79%	0.90%	1.04%	1.04%

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2004

EXHIBIT 99.3

			Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
		Initial	July-04	August-04	September-04	October-04	November-04	December-04	TOTALS

F.	POOL STATISTICS

	Collateral Pool Balance Data
	Aggregate Securitization Value	1,630,434,784	777,758,305	730,806,178	691,611,936	639,780,852	600,978,718	563,058,100
	Number of Current Contracts	80,341	50,331	47,678	45,595	42,859	40,685	38,560
	Weighted Average Lease Rate	6.50%	6.25%	6.24%	6.23%	6.22%	6.22%	6.20%
	Average Remaining Term	29.38	9.78	9.25	8.64	7.87	7.33	6.70
	Average Original Term	42.19	43.29	43.45	43.59	43.78	43.95	44.09
	Monthly Prepayment Speed						72.00%	69.02%

	Pool Balance (Securitization Value) - Beginning of Period		833,665,924	777,758,305	730,806,177	691,611,936	639,780,852	600,978,718	1,122,777,501
	Depreciation/Payments		(15,149,495)	(10,110,130)	(9,975,341)	(13,604,047)	(8,413,072)	(8,342,511)	(151,244,547)
	Early Terminations		(16,396,114)	(15,184,860)	(11,140,952)	(14,694,698)	(10,971,983)	(11,769,823)	(189,217,949)
	Scheduled Terminations		(24,362,010)	(21,657,138)	(18,077,948)	(23,532,340)	(19,417,079)	(17,808,284)	(219,256,905)
	Repurchase/Reallocation		—		—	—	—	—	—

	Pool Balance - End of Period		777,758,305	730,806,177	691,611,936	639,780,852	600,978,718	563,058,100	563,058,100

	Delinquencies Aging Profile - End of Period Securitization Value
	Current		765,129,169	719,458,154	679,557,831	629,420,701	589,658,511	550,601,679
	31 - 90 Days Delinquent		10,751,743	9,711,062	10,136,047	8,672,172	9,552,977	10,808,267
	90+ Days Delinquent		1,877,393	1,636,962	1,918,060	1,687,980	1,767,230	1,648,155

	Total		777,758,305	730,806,178	691,611,938	639,780,853	600,978,718	563,058,101

	Credit Losses:
	Aggregate Securitization Value on charged-off units		839,033	900,799	420,144	1,247,251	550,148	487,913	10,801,283
	Aggregate Liquidation Proceeds on charged-off units		(489,570)	(515,082)	(242,796)	(652,690)	(294,744)	(253,118)	(5,533,666)
	Recoveries on charged-off units		(60,700)	(43,492)	(20,722)	(41,848)	(44,032)	(32,645)	(992,453)

	Current Period Aggregate Net Credit Losses/(Gains)		288,764	342,225	156,627	552,713	211,372	202,151	4,275,164

	Cumulative Net Credit Losses:
	Beginning Cumulative Net Credit Losses		7,166,375	7,455,139	7,797,363	7,953,990	8,506,703	8,718,075	4,645,062
	Current Period Net Credit Losses (Item 120)		288,764	342,225	156,627	552,713	211,372	202,151	4,275,164

	Ending Cumulative Net Residual Losses		7,455,139	7,797,363	7,953,990	8,506,703	8,718,075	8,920,226	8,920,226

	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.46%	0.48%	0.49%	0.52%	0.53%	0.55%	0.55%